Exhibit 99.(h)(1)(O)

AMENDMENT

To

Transfer Agency and Service Agreement
Between

DST Asset Manager Solutions, Inc.

And
American Beacon Funds

American Beacon Select Funds
American Beacon Institutional Funds Trust

This Amendment is made as of this 11th day of January 2021, by DST Asset Manager Solutions, Inc. (the “Transfer Agent”) and each of American Beacon Funds, American Beacon Select Funds, and American Beacon Institutional Funds Trust (each a “Fund”, collectively the “Funds”). In accordance with Section 15 (Additional Funds/Portfolios) and Sections 16.1 and/or 17 (Amendment) of the Transfer Agency and Service Agreements between American Beacon Funds and the Transfer Agent dated January 1, 1998, as amended, between American Beacon Select Funds and the Transfer Agent dated December 31, 1999, as amended and between American Beacon Institutional Funds Trust and the Transfer Agent dated March 22, 2017, as amended (together, the “Agreements”), the parties desire to amend each Agreement as set forth herein.

NOW THEREFORE, the parties agree as follows:

1.	Schedule A. Any current Schedule A to the Agreements is hereby added to, replaced and/or superseded with the Schedule A attached hereto dated January 11, 2021; and

2.	All defined terms and definitions in the Agreements shall be the same in this Amendment (the “January 11, 2021 Amendment”) except as specifically revised by this Amendment; and

3.	Except as specifically set forth in this January 11, 2021 Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this January 11, 2021 Amendment to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.

AMERICAN BEACON FUNDS AMERICAN BEACON SELECT FUNDS AMERICAN BEACON INSTITUTIONAL FUNDS TRUST		DST ASSET MANAGER SOLUTIONS, INC.
By:	/s/ Terri McKinney	By:	/s/ Michael Sleightholme
Name:	Terri McKinney	Name:	Michael Sleightholme
Title:	Vice President	Title:	Vice President
As an Authorized Officer on behalf of each of the Funds indicated on Schedule A
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SCHEDULE A

Effective: January 11, 2021

R5 CLASS

AHL Managed Futures Strategy Fund - R5 Class
AHL TargetRisk Fund - R5 Class

ARK Transformational Innovation Fund - R5 Class
Bahl & Gaynor Small Cap Growth Fund - R5 Class
Balanced Fund - R5 Class

Bridgeway Large Cap Growth Fund - R5 Class
Bridgeway Large Cap Value Fund - R5 Class
Continuous Capital Emerging Markets Fund - R5 Class
Frontier Markets Income Fund - R5 Class

Garcia Hamilton Quality Bond Fund - R5 Class
International Equity Fund - R5 Class

Large Cap Value Fund - R5 Class
Mid-Cap Value Fund - R5 Class

Shapiro Equity Opportunities Fund - R5 Class
Shapiro SMID Cap Equity Fund - R5 Class
SiM High Yield Opportunities Fund - R5 Class
Small Cap Value Fund - R5 Class

Sound Point Floating Rate Income Fund - R5 Class
SSI Alternative Income Fund - R5 Class

Stephens Mid-Cap Growth Fund - R5 Class
Stephens Small Cap Growth Fund - R5 Class

The London Company Income Equity Fund - R5 Class
Tocqueville International Value Fund - R5 Class
TwentyFour Strategic Income Fund - R5 Class

Zebra Small Cap Equity Fund - R5 Class

R6 CLASS

AHL TargetRisk Core Fund - R6 Class

ARK Transformational Innovation Fund - R6 Class
Bridgeway Large Cap Growth Fund- R6 Class
Bridgeway Large Cap Value Fund - R6 Class
Garcia Hamilton Quality Bond Fund - R6 Class
International Equity Fund - R6 Class

Large Cap Value Fund - R6 Class
Mid-Cap Value Fund - R6 Class

NIS Core Plus Bond Fund - R6 Class
Small Cap Value Fund - R6 Class

Stephens Mid-Cap Growth Fund - R6 Class
Stephens Small Cap Growth Fund - R6 Class

The London Company Income Equity Fund - R6 Class
TwentyFour Short Term Bond Fund - R6 Class

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SCHEDULE A

Effective: January 11, 2021

INVESTOR CLASS

AHL Managed Futures Strategy Fund - Investor Class
AHL TargetRisk Fund - Investor Class

ARK Transformational Innovation Fund - Investor Class
Bahl & Gaynor Small Cap Growth Fund - Investor Class
Balanced Fund - Investor Class

Bridgeway Large Cap Growth Fund - Investor Class
Bridgeway Large Cap Value Fund - Investor Class
Continuous Capital Emerging Markets Fund - Investor Class
Frontier Markets Income Fund - Investor Class

Garcia Hamilton Quality Bond Fund - Investor Class
International Equity Fund - Investor Class

Large Cap Value Fund - Investor Class
Mid-Cap Value Fund - Investor Class

Shapiro Equity Opportunities Fund - Investor Class
Shapiro SMID Cap Equity Fund - Investor Class
SiM High Yield Opportunities Fund - Investor Class
Small Cap Value Fund - Investor Class

Sound Point Floating Rate Income Fund - Investor Class
SSI Alternative Income Fund - Investor Class

Stephens Mid-Cap Growth Fund - Investor Class
Stephens Small Cap Growth Fund - Investor Class

The London Company Income Equity Fund - Investor Class
Tocqueville International Value Fund - Investor Class
TwentyFour Strategic Income Fund - Investor Class

Zebra Small Cap Equity Fund - Investor Class

ADVISOR CLASS

Balanced Fund - Advisor Class
International Equity Fund - Advisor Class
Large Cap Value Fund - Advisor Class
Mid-Cap Value Fund - Advisor Class
Small Cap Value Fund - Advisor Class

SP CLASS

Sound Point Floating Rate Income Fund - SP Class

A CLASS

AHL Managed Futures Strategy Fund - A Class
AHL TargetRisk Core Fund - A Class

AHL TargetRisk Fund - A Class

ARK Transformational Innovation Fund - A Class
Bahl & Gaynor Small Cap Growth Fund - A Class
Balanced Fund - A Class

Bridgeway Large Cap Growth Fund - A Class
Bridgeway Large Cap Value Fund - A Class

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SCHEDULE A

Effective: January 11, 2021

A CLASS (cont)

Continuous Capital Emerging Markets Fund - A Class*
Frontier Markets Income Fund - A Class

International Equity Fund - A Class
Large Cap Value Fund - A Class
Mid-Cap Value Fund - A Class

NIS Core Plus Bond Fund - A Class

SiM High Yield Opportunities Fund - A Class
Small Cap Value Fund - A Class

Sound Point Floating Rate Income Fund - A Class
Stephens Mid-Cap Growth Fund - A Class
Stephens Small Cap Growth Fund - A Class

The London Company Income Equity Fund - A Class
TwentyFour Short Term Bond Fund - A Class

TwentyFour Strategic Income Fund - A Class
Zebra Small Cap Equity Fund - A Class

C CLASS

AHL Managed Futures Strategy Fund - C Class
AHL TargetRisk Core Fund - C Class

AHL TargetRisk Fund - C Class

ARK Transformational Innovation Fund - C Class
Bahl & Gaynor Small Cap Growth Fund - C Class
Balanced Fund - C Class

Bridgeway Large Cap Growth Fund - C Class
Bridgeway Large Cap Value Fund - C Class
Continuous Capital Emerging Markets Fund - C Class*
Frontier Markets Income Fund - C Class

International Equity Fund - C Class
Large Cap Value Fund - C Class
Mid-Cap Value Fund - C Class

NIS Core Plus Bond Fund - C Class

SiM High Yield Opportunities Fund - C Class
Small Cap Value Fund - C Class

Sound Point Floating Rate Income Fund - C Class
Stephens Mid-Cap Growth Fund - C Class
Stephens Small Cap Growth Fund - C Class

The London Company Income Equity Fund - C Class
TwentyFour Short Term Bond Fund - C Class
TwentyFour Strategic Income Fund - C Class

Zebra Small Cap Equity Fund - C Class

4

SCHEDULE A

Effective: January 11, 2021

Y CLASS

AHL Managed Futures Strategy Fund - Y Class
AHL TargetRisk Fund - Y Class

AHL TargetRisk Core Fund - Y Class

ARK Transformational Innovation Fund - Y Class
Bahl & Gaynor Small Cap Growth Fund - Y Class
Balanced Fund - Y Class

Bridgeway Large Cap Growth Fund - Y Class
Bridgeway Large Cap Value Fund - Y Class
Continuous Capital Emerging Markets Fund - Y Class
Frontier Markets Income Fund - Y Class

Garcia Hamilton Quality Bond Fund - Y Class
International Equity Fund - Y Class

Large Cap Value Fund - Y Class
Mid-Cap Value Fund - Y Class

NIS Core Plus Bond Fund - Y Class

Shapiro Equity Opportunities Fund - Y Class
Shapiro SMID Cap Equity Fund - Y Class
SiM High Yield Opportunities Fund - Y Class
Small Cap Value Fund - Y Class

Sound Point Floating Rate Income Fund - Y Class
SSI Alternative Income Fund - Y Class

Stephens Mid-Cap Growth Fund - Y Class
Stephens Small Cap Growth Fund - Y Class

The London Company Income Equity Fund - Y Class
Tocqueville International Value Fund - Y Class
TwentyFour Short Term Bond Fund - Y Class
TwentyFour Strategic Income Fund - Y Class

Zebra Small Cap Equity Fund - Y Class

SP CLASS

Sound Point Floating Rate Income Fund - SP Class

AMERICAN BEACON INSTITUTIONAL FUNDS TRUST

American Beacon Diversified Fund

AMERICAN BEACON SELECT FUND

U.S. Government Money Market Select Fund

*Expected to launch on or about January 29, 2021.

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